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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 1999

                        RIFKIN ACQUISITION PARTNERS, LLC
                        RIFKIN ACQUISITION CAPITAL CORP.
             (Exact Name of Registrant as Specified in its Charter)




               Delaware                  333-3084               84-1317717
               Colorado                  333-3084               84-1341424
     (State or Other Jurisdiction       (Commission            (IRS Employer
          of Incorporation)            File Number)         Identification No.)




12444 Powerscourt Drive, Suite 400, St. Louis, MO                 63131
         (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (314) 965-0555

                 360 Monroe Street, Suite 600, Denver, CO 80209
                 (Former address, if changed since last report)
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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

         On September 14, 1999, certain affiliates of Charter Investment, Inc., a Delaware corporation, formerly Charter Communications, Inc. ("CII"), acquired, directly or indirectly, all of the partnership interests of Rifkin Acquisition Partners, L.L.L.P., a Colorado registered limited liability limited partnership ("RAP"). The terms and conditions of the acquisition are governed by
(1) a Purchase and Sale Agreement (the "RAP Purchase Agreement") dated April 26, 1999 by and among RAP, CII and the holders of certain partnership interests in RAP (the "RAP Sellers"), and (2) a Purchase and Sale Agreement (the "InterLink Purchase Agreement" and, together with the RAP Purchase Agreement, the "Purchase Agreements") dated April 26, 1999 by and among InterLink Communications Partners, LLLP ("InterLink"), CII and the direct or indirect holders of all of the partnership interests in InterLink (the "InterLink Sellers"). Certain rights under the RAP Purchase Agreement were assigned to Charter Communications Operating, LLC ("CCO") and Charter Communications Holding Company, LLC, which together acquired from the RAP Sellers approximately 72.5% of the outstanding interests in RAP. Certain rights under the InterLink Purchase Agreement were assigned to CCO and certain affiliates, which together acquired from the InterLink Sellers, directly or indirectly, all of the interests in InterLink.
By acquiring InterLink, CCO and such affiliates indirectly acquired the remaining approximately 27.5% of the outstanding partnership interests in RAP, which, at the time of the acquisition, were held directly by Greenwich Street
(RAP) Partners I, L.P., an indirect wholly-owned subsidiary of InterLink.

         The aggregate consideration paid to acquire RAP and InterLink was $1.46 billion, consisting of $1.2 billion in cash, $133.3 million in equity of an affiliate of CII and $125.0 million of assumed debt. The sources of the cash consideration were (1) an equity contribution made by Paul G. Allen, the controlling shareholder of CII, and (2) a loan made in the ordinary course of business pursuant to CCO's Credit Agreement, dated as of March 18, 1999, among The Chase Manhattan Bank and Nationsbank, N.A. as administrative agents and certain lenders named therein.

         Immediately after the consummation of the transactions contemplated by the Purchase Agreements, on September 14, 1999, RAP merged (the "Merger") with and into Rifkin Acquisition Partners, LLC, a Delaware limited liability company ("RAP LLC"). RAP LLC was the surviving entity of the Merger and succeeded to the rights and obligations of RAP. As a result of the Merger, Rifkin Acquisition Capital Corp. became a wholly-owned subsidiary of RAP LLC. In addition, as a result of certain restructuring transactions occurring immediately after the Merger and as of September 14, 1999, CCO became the direct owner of all of the outstanding interests of RAP LLC. RAP LLC is a manger-managed limited liability company, the manager of which is CII.


ITEM 5.           OTHER EVENTS.

         (a) Immediately after the consummation of the transactions contemplated by the Purchase Agreements, the following occurred (the "Restructuring Transactions"): (i) RAP merged with and into RAP LLC, with RAP LLC being the surviving entity; (ii) Cable


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Equities of Colorado, Ltd., a Colorado limited partnership merged with and into
Cable Equities Colorado, LLC, a Delaware limited liability company affiliated with CII, with Cable Equities Colorado, LLC being the surviving entity; and
(iii) Cable Equities, Inc. merged with and into Cable Equities of Colorado Management Corp., with Cable Equities of Colorado Management Corp. being the surviving entity.

         As a result of the Restructuring Transactions and the consummation of the transactions contemplated by the Purchase Agreements, the following occurred:

                  (1) As required by that certain Indenture dated January 15, 1996, by and among Rifkin Acquisition Partners, L.L.L.P. and Rifkin Acquisition Capital Corp. as Issuers, Cable Equities of Colorado Management Corp., FNI Management Corp., Cable Equities of Colorado, Ltd., Cable Equities, Inc. and Rifkin/Tennessee, Ltd., as Subsidiary Guarantors and Marine Midland Bank, as Trustee (the "Indenture"), which governs the outstanding $125 million principal amount of 11-1/8% Senior Subordinated Notes due 2006 (the "Notes"), as of September 14, 1999, RAP LLC and Rifkin Acquisition Capital Corp. as Issuers, Cable Equities of Colorado Management Corp. and Cable Equities Colorado, LLC as Subsidiary Guarantors and HSBC Bank USA as Trustee entered into that First Supplemental Indenture to the Indenture.

                  (2) On September 20, 1999, RAP LLC and Rifkin Acquisition Capital Corp. commenced a cash tender offer to purchase any and all of the Notes. In the alternative, RAP LLC and Rifkin Acquisition Capital Corp. offered to repurchase the Notes in a change of control repurchase offer required by the Indenture.

                      The terms and conditions of the tender offer and change of control repurchase offer are set forth in their entirety in an Offer to Purchase and Consent Solicitation Statement dated September 20, 1999, and related Consent and Letter of Transmittal (the "Offer").

                      As set forth in the Offer, in conjunction with the tender offer, RAP LLC and Rifkin Acquisition Capital Corp. are soliciting consents to certain proposed amendments to the Indenture that would eliminate substantially all of the restrictive covenants and would amend certain other provisions.


                  (3) On September 20, 1999, Charter Communications issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


         (c) In connection with the sale of RAP, the address of the corporate offices of each of RAP LLC and Rifkin Acquisition Capital Corp. is 12444 Powerscourt Drive, Suite 400, St. Louis, Missouri 63131.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (a)      Not Applicable

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         (b)      Not Applicable

         (c) The following are furnished as exhibits to this report:

                  2.1 Purchase and Sale Agreement dated April 26, 1999 by and among Rifkin Acquisition Partners, L.L.L.P., Charter Investment, Inc., a Delaware corporation (formerly Charter Communications, Inc.) and the holders of certain partnership interests in Rifkin Acquisition Partners, L.L.L.P. (1)

                  2.2 Purchase and Sale Agreement dated April 26, 1999 by and among InterLink Communications Partners, LLLP, Charter Investment, Inc., a Delaware corporation (formerly Charter Communications, Inc.) and the holders of certain partnership interests in InterLink Communications Partners, LLLP. (2)

                  2.3 Assignment of Purchase Agreement with Rifkin Acquisition Partners, L.L.L.P., dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly Charter Communications, Inc.) and Charter Communications Operating, LLC. (2)

                  2.4 Assignment of Purchase Agreement with InterLink Communications Partners, LLLP, dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly Charter Communications, Inc.) and Charter Communications Operating, LLC. (2)

                  2.5 Amendment to the Purchase Agreement with InterLink Communications Partners, LLLP, dated June 29, 1999.
                           (3)

                  2.6 Indenture dated January 15, 1996, by and among Rifkin Acquisition Partners, L.L.L.P. and Rifkin Acquisition Capital Corp. as Issuers, Cable Equities of Colorado Management Corp., FNI Management Corp., Cable Equities of Colorado, Ltd., Cable Equities, Inc. and Rifkin/Tennessee, Ltd., as Subsidiary Guarantors and Marine Midland Bank, as Trustee. (4)

                  2.7 First Supplemental Indenture, dated as of September 14, 1999, by and among Rifkin Acquisition Partners, LLC and Rifkin Acquisition Capital Corp. as Issuers, Cable Equities of Colorado Management Corp. and Cable Equities Colorado, LLC as Subsidiary Guarantors and HSBC Bank USA as trustee.*

                  2.8 Offer to Purchase and Consent Solicitation Statement and Offer to Repurchase 11-1/8% Senior Subordinated Notes due 2006 Pursuant to a Change of Control, made by Rifkin Acquisition Partners, LLC and Rifkin Acquisition Capital Corporation as of September 20, 1999.*

                  99.1 Press Release issued on September 20, 1999, by Charter Communications.*

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* - filed herewith

(1) Incorporated by reference to Amendment No. 4 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on July 22, 1999 (File No. 333-77499).

(2) Incorporated by reference to Amendment No. 2 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 21, 1999 (File No. 333-77499).

(3) Incorporated by reference to Amendment No. 6 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on August 27, 1999 (File No. 333-77499).

(4) Incorporated by reference to the registration statement on Form S-1 of Rifkin Acquisition Partners, L.L.L.P. and Rifkin Acquisition Capital Corp. filed on April 2, 1996 (File No. 333-3084).


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RIFKIN ACQUISITION PARTNERS, LLC

                                 By: Charter Investment, Inc., its Manager



Date:  September 29, 1999        By: /s/ Kent D. Kalkwarf
                                     ------------------------------------------
                                     Kent D. Kalkwarf
                                     Senior Vice President


                                 RIFKIN ACQUISITION CAPITAL CORP.

                                 By: Charter Investment, Inc., its Manager



Date:  September 29, 1999        By: /s/ Kent D. Kalkwarf
                                     ------------------------------------------
                                     Kent D. Kalkwarf
                                     Senior Vice President


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                                  Exhibit Index


Exhibit                    Description

2.1 Purchase and Sale Agreement dated April 26, 1999 by and among Rifkin Acquisition Partners, L.L.L.P., Charter Investment, Inc., a Delaware corporation (formerly Charter Communications, Inc.) and the holders of certain partnership interests in Rifkin Acquisition Partners, L.L.L.P.
         (1)

2.2 Purchase and Sale Agreement dated April 26, 1999 by and among InterLink Communications Partners, LLLP, Charter Investment, Inc., a Delaware corporation (formerly Charter Communications, Inc.) and the holders of certain partnership interests in InterLink Communications Partners, LLLP. (2)

2.3 Assignment of Purchase Agreement with Rifkin Acquisition Partners, L.L.L.P., dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly Charter Communications, Inc.) and Charter Communications Operating, LLC. (2)

2.4 Assignment of Purchase Agreement with InterLink Communications Partners, LLLP, dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly Charter Communications, Inc.) and Charter Communications Operating, LLC. (2)

2.5 Amendment to the Purchase Agreement with InterLink Communications Partners, LLLP, dated June 29, 1999. (3)

2.6 Indenture dated January 15, 1996, by and among Rifkin Acquisition Partners, L.L.L.P. and Rifkin Acquisition Capital Corp. as Issuers, Cable Equities of Colorado Management Corp., FNI Management Corp., Cable Equities of Colorado, Ltd., Cable Equities, Inc. and Rifkin/Tennessee, Ltd., as Subsidiary Guarantors and Marine Midland Bank, as Trustee. (4)

2.7 First Supplemental Indenture, dated as of September 14, 1999, by and among Rifkin Acquisition Partners, LLC and Rifkin Acquisition Capital Corp. as Issuers, Cable Equities of Colorado Management Corp. and Cable Equities Colorado, LLC as Subsidiary Guarantors and HSBC Bank USA as trustee.*

2.8 Offer to Purchase and Consent Solicitation Statement and Offer to Repurchase 11-1/8% Senior Subordinated Notes due 2006 Pursuant to a Change of Control, made by Rifkin Acquisition Partners, LLC and Rifkin Acquisition Capital Corporation as of September 20, 1999.*

99.1     Press Release issued on September 20, 1999, by Charter Communications.*

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* - filed herewith

(1) Incorporated by reference to Amendment No. 4 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on July 22, 1999 (File No. 333-77499).

(2) Incorporated by reference to Amendment No. 2 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 21, 1999 (File No. 333-77499).

(3) Incorporated by reference to Amendment No. 6 to the registration statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on August 27, 1999 (File No. 333-77499).

(4) Incorporated by reference to the registration statement on Form S-1 of Rifkin Acquisition Partners, L.L.L.P. and Rifkin Acquisition Capital Corp. filed on April 2, 1996 (File No. 333-3084).


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